EXHIBIT 32.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Capital Title Group, Inc., a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company of Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission (the “10-Q Report”) that, to each such officer’s knowledge:

(1)	the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Dated: July 31, 2003

/s/ Donald R. Head
Chairman of the Board, President and Chief Executive Officer

Dated: July 31, 2003

/s/ Mark C. Walker
Vice President, Chief Financial Officer, Secretary and Treasurer

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